UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2009

Matech Corp. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	33-23617 (Commission File Number)	95-4622822 (IRS Employer Identification No.)

11661 San Vicente Boulevard, Suite 707 Los Angeles, California (Address of principal executive offices)	90049 (Zip Code)

(310) 208-5589 Registrant's telephone number, including area code

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations
Item 1.01  Entry into a Material Definitive Agreement

On February 12, 2009, Matech Corp., a Delaware Corporation (“Matech”) and Robert M. Bernstein, an individual (“Bernstein”), entered into a Settlement Agreement (the “Settlement Agreement”) with Stephen Forrest Beck, an individual (“Beck”).  The Settlement Agreement resolves a legal dispute between the parties over the terms and obligations of an earlier agreement.  In order to avoid significant legal expense, time, and judicial resources required to resolve the legal dispute, the parties agreed to compromise and settle their dispute under the terms and conditions set forth in the Settlement Agreement, filed as Exhibit 10.1 to this Form 8K.

Section 9 - Financial Statements and Exhibits
Item 9.01  Financial Statements and Exhibits

(c)      The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description

10.1	Settlement Agreement with Stephen Forrest Beck, dated February 12, 2009.

CAUTIONARY STATEMENT ON FORWARD-LOOKING INFORMATION

Certain information contained in this Form 8-K, including any information as to the Company’s strategy, plans or future financial or operating performance and other statements that express management's expectations or estimates of future performance, constitute "forward-looking statements". All statements, other than statements of historical fact, are forward-looking statements. The words "believe", "expect", "will", "anticipate", "contemplate", "target", "plan", "continue', "budget", "may", "intend", "estimate", “project” and similar expressions identify forward-looking statements. Forward-looking statements  are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays beyond the company's control with respect to mining operations, changes in the worldwide price of manganese, copper or certain other commodities; legislative, political or economic developments in the jurisdictions in which the Company carries on business; operating or technical difficulties in connection with mining or development activities; employee relations; contests over title to properties; and the risks involved in the exploration, development and mining business. The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 3, 2009	Matech Corp., a Delaware corporation

/s/ Robert M. Bernstein
By: Robert M. Bernstein
Its: Chief Executive Officer